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      SUPPLEMENT DATED JUNE 3, 2009 TO THE PROSPECTUS DATED MAY 1, 2009 OF
                           SELIGMAN PORTFOLIOS, INC.,
            ON BEHALF OF ITS SELIGMAN INTERNATIONAL GROWTH PORTFOLIO

                                (THE "PORTFOLIO")

At a Special Meeting of Shareholders held on June 2, 2009, shareholders who owned shares of the Portfolio on April 3, 2009 approved a policy authorizing RiverSource Investments, LLC (the Portolio's investment manager) with the approval of the Portfolio's Board of Directors (the "Board"), to retain and replace subadvisers, or to modify subadvisory agreements, without obtaining shareholder approval (the "Manager of Managers Proposal").

The approval of the Manager of Managers Proposal will eliminate the need for shareholder meetings and related proxy solicitation if the Board determines that such retention, replacement or modification is appropriate, thereby reducing associated costs and delays.